                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY

                                 RADIO ONE, INC.

                                OFFER TO EXCHANGE

 6-3/8% SENIOR SUBORDINATED NOTES DUE 2013 THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 FOR ANY AND ALL OUTSTANDING UNREGISTERED 6-3/8% SENIOR
                           SUBORDINATED NOTES DUE 2013

                           PURSUANT TO THE PROSPECTUS

                               DATED [   ], 2005

            This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if
(i) certificates for the Issuer's 6-3/8% Senior Subordinated Notes due 2013 (the "Original Notes") are not immediately available, (ii) the Original Notes, the Letter of Transmittal and all other required documents cannot be delivered to [The Bank of New York] (the "Exchange Agent") on or prior to the expiration of the exchange offer or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Original Notes" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Original Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Original Notes (or facsimile thereof) must also be received by the Exchange Agent on or prior to the expiration of the Exchange Offer. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                  The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK

By Hand or Overnight Delivery:        By Registered or Certified Mail:          Facsimile Transmissions:
                                                                              (Eligible Institutions Only)
    The Bank of New York                    The Bank of New York
 101 Barclay Street - 7 East             101 Barclay Street - 7 East                 (212) 298-1915
 Corporate Trust Operations              Corporate Trust Operations
     Reorganization Unit                     Reorganization Unit                 To Confirm by Telephone
  New York, New York 10286               New York, New York  10286              or for Information Call:
    Attn: David A. Mauer                    Attn: David A. Mauer                     (212) 815-3687

            DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

            THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

            The undersigned hereby tenders to Radio One, Inc., a Delaware corporation (the "Issuer"), upon the terms and subject to the conditions set
forth in the Prospectus dated [      ], 2005 (as the same may be amended or
supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Original Notes."

                              DESCRIPTION OF ORIGINAL NOTES
----------------------------------------------------------------------------------------------
NAMES(S) AND ADDRESS(ES) OF HOLDER(S)  CERTIFICATE    AGGREGATE PRINCIPAL     PRINCIPAL AMOUNT
    (PLEASE FILL IN, IF BLANK)          NUMBER(S)*    AMOUNT REPRESENTED         TENDERED**
------------------------------------   -----------    -------------------     ----------------

                                       _______________________________________________________

                                       _______________________________________________________

                                       _______________________________________________________
                                          Total Principal Amount of Original Notes:

*     Need not be completed by Holders tendering by book-entry transfer.

** Original Notes may be tendered in whole or in part in multiples of $1,000. All Original Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4. Method of Delivery

If Original Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:_____________________________________________________________

Date:___________________________________________________________________________

            All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

[X]_____________________________________________________________________________

[X]_____________________________________________________________________________
          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

Date:___________________________________________________________________________

Area Code and Telephone No.:____________________________________________________

            Must be signed by the holder(s) of the Original Notes as their name(s) appear(s) on certificates for the Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and, unless waived by the Issuer, provide proper evidence satisfactory to the Issuer of such person's authority to so act.

NAME:___________________________________________________________________________

CAPACITY:_______________________________________________________________________

ADDRESS:________________________________________________________________________
                              (INCLUDING ZIP CODE)

                              GUARANTEE OF DELIVERY

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

            The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Original Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Original Notes to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

            The undersigned acknowledges that it must deliver the Letter(s) of Transmittal (or facsimile thereof) and the Original Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

                               SIGNATURE GUARANTEE

________________________________________________________________________________
                             (AUTHORIZED SIGNATURE)

________________________________________________________________________________
                                 (PRINTED NAME)

________________________________________________________________________________
                                     (TITLE)

________________________________________________________________________________
                                 (NAME OF FIRM)

________________________________________________________________________________
                ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER
                         (INCLUDING AREA CODE) OF FIRM)

DATE:_____________________________________________

NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING DEBT WITH THIS FORM. CERTIFICATES
      FOR OUTSTANDING DEBT SHOULD BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.

                                     - 3 -